SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 20, 2001
                                 --------------


                                FUTURELINK CORP.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                       0-24833                 95-4763404
----------------------------       -------------          -------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


   2 South Pointe Drive, Lake Forest, CA                       92630
   ------------------------------------------              -------------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (949) 672-3000
                                                         ---------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On August 20, 2001, FutureLink Corp. released condensed unaudited results from operations for the quarter ended June 30, 2001, by means of a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits

(a)      Financial Statements of Business Acquired.  Not Applicable.

(b)      Pro Forma Financial Information.  Not Applicable.

(c)      Exhibits

            99.1 Press Release dated August 20, 2001, of the Registrant.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FUTURELINK CORP.


Dated: August 20, 2001               By: /s/ Howard E. Taylor

                                     ------------------------------
                                     Howard E. Taylor
                                     Chief Executive Officer and President